Exhibit 99.3

TRIWEST TRADING (CANADA) LTD.

TRIWEST TRADING (CANADA) LTD.

Balance Sheets

(In Canadian Dollars)

(Unaudited)

	September 30, 2012	December 31, 2011
ASSETS
CURRENT:
Accounts receivable (Note 3)	$24,089,088	$23,098,940
Inventory	72,690,650	38,396,801
Prepaid expenses and sundry assets	750,000	371,507

	97,529,738	61,867,248

PROPERTY, PLANT AND EQUIPMENT (Note 4)	1,241,678	1,042,459

LONG TERM INVESTMENTS (Note 5)	53,631	53,631

	$98,825,047	$62,963,338

LIABILITIES
CURRENT:
Bank indebtedness (Note 6)	$17,774,320	$12,930,771
Accounts payable and accrued liabilities	48,551,377	22,105,364
Income taxes payable	154,140	860,052
Current portion of long term debt (Note 7)	600,000	613,307

	67,079,837	36,509,494

LONG TERM DEBT (Note 7)	450,000	1,004,665

DUE TO SHAREHOLDER (Note 8)	18,868,580	19,448,580

	19,318,580	20,453,245

	86,398,417	56,962,739

SHAREHOLDER’S EQUITY
Share capital (Note 9)	100	100
Retained earnings	12,426,530	6,000,499

	12,426,630	6,000,599

	$98,825,047	$62,963,338

CONTINGENT LIABILITY (Note 10)

LEASE COMMITMENTS (Note 11)

SUBSEQUENT EVENTS (Note 13)

TRIWEST TRADING (CANADA) LTD.

Statements of Income

(In Canadian Dollars)

(Unaudited)

	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2011
SALES	$122,293,422	$108,962,669

COST OF SALES	97,352,124	88,296,456

GROSS PROFIT	24,941,298	20,666,213

EXPENSES
Advertising and promotion	291,665	167,219
Amortization	231,413	163,318
Automotive	243,596	268,628
Bad Debts	(291,836)	70,384
Business taxes, licenses and memberships	202,610	239,102
Insurance	225,347	235,173
Interest and bank charges (Note 8)	2,069,602	1,496,431
Interest on long term debt	4,611	—
Office	402,567	385,276
Professional fees	55,442	25,418
Rent	3,068,723	2,811,932
Repairs and maintenance	225,626	235,003
Salaries and benefits	7,951,347	6,849,156
Shipping and warehouse	164,885	175,710
Sub-contracts	75,343	47,534
Travel	680,972	581,834
Utilities	435,991	424,424

	16,037,904	14,176,542

INCOME FROM OPERATIONS	8,903,394	6,489,671

OTHER INCOME
Gain (loss) on disposal of equipment	22,127	(122)

INCOME BEFORE INCOME TAXES	8,925,521	6,489,549

INCOME TAX EXPENSE	2,499,490	1,819,809

NET INCOME	$6,426,031	$4,669,740

TRIWEST TRADING (CANADA) LTD.

Statement of Retained Earnings

(In Canadian Dollars)

(Unaudited)

2012
RETAINED EARNINGS - DECEMBER 31, 2011	$6,000,499
NET INCOME FOR THE NINE MONTHS OF 2012	6,426,031

12,426,530
DIVIDENDS	—

RETAINED EARNINGS - SEPTEMBER 30, 2012	$12,426,530

TRIWEST TRADING (CANADA) LTD.

Statements of Cash Flows

(In Canadian Dollars)

(Unaudited)

	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2011
OPERATING ACTIVITIES
Net income	$6,426,031	$4,669,740
Items not affecting cash:
Amortization	231,413	163,318
(Gain) loss on disposal of equipment	(22,127)	122

	6,635,317	4,833,180

Changes in non-cash working capital
Accounts receivable	(990,148)	(3,284,955)
Inventory	(34,293,849)	(35,588,117)
Accounts payable and accrued liabilities	26,446,013	27,128,041
Income taxes	(705,912)	(521,987)
Prepaid expenses and sundry assets	(378,494)	(78,955)

	(9,922,390)	(12,345,973)

Cash flow used by operating activities	(3,287,073)	(7,512,793)

INVESTING ACTIVITIES
Purchase of equipment	(443,940)	(403,066)
Proceeds on disposal of equipment	35,436	19,825

Cash flow used by investing activities	(408,504)	(383,241)

FINANCING ACTIVITIES
Bank indebtedness	4,843,549	8,346,034
Repayment of shareholder loan	(580,000)	—
Repayment of long term debt	(567,972)	(450,000)

Cash flow from financing activities	3,695,577	7,896,034

INCREASE IN CASH FLOW	—	—

Cash - beginning of period	—	—

CASH - END OF PERIOD	$—	$—

TRIWEST TRADING (CANADA) LTD.

Notes to Financial Statements

(Unaudited)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of accounting

These financial statements have been prepared in accordance with Canadian accounting standards for private enterprises (“Canadian GAAP”). Any measurement differences in accounting principles between Canadian GAAP and U.S. Generally Accepted Accounting Principles as they apply to Triwest are not material.

Measurement uncertainty

The financial statements have been prepared by management in accordance with Canadian accounting standards for private enterprises. The precise value of many assets and liabilities is dependent on future events. As a result, the preparation of financial statements for a period involves the use of approximations which have been made using careful judgment. Actual results could differ from those approximations. The financial statements have, in management’s opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting policies summarized below.

Financial instruments

Measurement of financial instruments

The entity initially measures its financial assets and liabilities at fair value, except for certain non arm’s length transactions. The entity subsequently measures all its financial assets and financial liabilities at amortized cost. Financial assets measured at amortized cost include accounts receivable and long term investments. Financial liabilities measured at amortized cost include the bank indebtedness, accounts payable and accrued liabilities, long term debt, and due to shareholder.

Impairment

Financial assets measured at cost are tested for impairment when there are indicators of impairment. The amount of the write down is recognized in net income. The previously recognized impairment loss may be reversed to the extent of the improvement, directly or by adjusting the allowance account, provided it is no greater than the amount that would have been reported at the date of the reversal had the impairment not been recognized previously. The amount of the reversal is recognized in net income.

Transaction costs

The entity recognizes its transaction costs in net income in the period incurred. However, financial instruments that will not be subsequently measured at fair value are adjusted by the transaction costs that are directly attributable to their origination, issuance or assumption.

Inventory

Inventory is valued at the lower of cost and net realizable value with cost being determined on the first in first out cost basis.

Supplier rebates and discounts are recognized when the vendor has applied them to the company’s account.

(continues)

TRIWEST TRADING (CANADA) LTD.

Notes to Financial Statements

(Unaudited)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated amortization. Property, plant and equipment are amortized over their estimated useful lives at the following rates and methods:

Warehouse equipment	20%	declining balance method
Motor vehicles	30%	declining balance method
Computer equipment	30%	declining balance method
Office equipment	20%	declining balance method
Leasehold improvements	5 years	straight line method

Long term investments

Long term investments are stated at cost. The investments are reduced to reflect any permanent impairment in value.

Future income taxes

Income taxes are reported using the future income tax method. Current income tax expense is the estimated income taxes payable for the current year after any refunds or the use of losses incurred in previous years. Future income taxes reflect:

•	the temporary differences between the carrying amounts of assets and liabilities for accounting purposes and the amounts used for tax purposes;

•	the benefit of unutilized tax losses that will more likely than not be realized and carried forward to future years to reduce income taxes.

Future income taxes are estimated using the rates enacted by tax law and those substantively enacted for the years in which future income taxes assets are likely to be realized, or future income tax liabilities settled. The effect of a change in tax rates on future income tax assets and liabilities is included in earnings in the period when the change is substantively enacted.

Foreign currency translation

Assets, liabilities, revenues and expenses have been translated to the currency of Canada using the following exchange rates:

i.	Cash, accounts receivable and accounts payable and accrued liabilities - at the rate in effect on the balance sheet date;

ii.	Inventory - at the average rate in effect during the period; and

iii.	Revenues and expenses - at the average rate in effect during the period.

Gains and losses on translation are included in income.

(continues)

TRIWEST TRADING (CANADA) LTD.

Notes to Financial Statements

(Unaudited)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue recognition

Sales are recognized when the products are shipped and title passes to the customer.

2.	FINANCIAL INSTRUMENTS

The company is exposed to various risks through its financial instruments. The following analysis provides a measure of the company’s risk exposure and concentrations at the balance sheet date.

Credit Risk

Credit risk arises from the potential that a counter party will fail to perform its obligations. The company is exposed to credit risk from customers. An allowance for doubtful accounts is established based upon factors surrounding the credit risk of specific accounts, historical trends and other information. The company has a significant number of customers which minimizes concentration of credit risk.

Currency Risk

Currency risk is the risk to the company’s earnings that arise from fluctuations of foreign exchange rates and the degree of volatility of these rates. The company is exposed to foreign currency exchange risks on cash and accounts payable held in U.S. dollars because it purchases inventory in U.S. dollars. This risk is mitigated by the company maintaining a U.S. dollar bank account and purchasing futures regarding U.S. cash.

Interest Rate Risk

Interest rate risk is the risk that the value of a financial instrument might be adversely affected by a change in the interest rates. In seeking to minimize the risks from interest rate fluctuations, the company manages exposure through its normal operating and financing activities. The company is exposed to interest rate risk primarily through fluctuations in the bank’s prime rate on its operating line of credit as reported in Note 7.

Commodity Risk

The company is exposed to fluctuations in commodity prices for fuel and oil which impact freight costs. Commodity prices are affected by many factors including supply, demand and the Canadian to U.S. dollar exchange rate. The company had no financial hedges or price commodity contracts in place at September 30, 2012.

Liquidity Risk

The company’s exposure to liquidity risk is dependent on the sale of inventory, collection of accounts receivable, purchasing commitments and obligations or raising of funds to meet commitments and sustain operations. The company controls liquidity risk by management of working capital, cash flows and the availability of borrowing facilities.

TRIWEST TRADING (CANADA) LTD.

Notes to Financial Statements

(Unaudited)

3.	ACCOUNTS RECEIVABLE

	September 30, 2012	December 31, 2011
Accounts receivable	$24,908,081	$24,415,820
Allowance for doubtful accounts	(818,993)	(1,316,880)

	$24,089,088	$23,098,940

4.	PROPERTY, PLANT AND EQUIPMENT

	September 30, 2012
	Cost	Accumulated amortization	Net book value
Warehouse equipment	$1,339,165	$542,954	$796,211
Motor vehicles	291,660	203,409	88,251
Computer equipment	650,747	568,114	82,633
Office equipment	174,503	124,460	50,043
Leasehold improvements	395,974	171,434	224,540

	$2,852,049	$1,610,371	$1,241,678

	December 31, 2011
	Cost	Accumulated amortization	Net book value
Warehouse equipment	$1,052,357	$421,160	$631,197
Motor vehicles	285,411	209,002	76,409
Computer equipment	650,747	548,158	102,589
Office equipment	163,986	116,076	47,910
Leasehold improvements	301,877	117,523	184,354

	$2,454,378	$1,411,919	$1,042,459

TRIWEST TRADING (CANADA) LTD.

Notes to Financial Statements

(Unaudited)

5.	LONG TERM INVESTMENTS

The investment consists of shares and debentures in a U.S. private company which acts as a buying group for the purchase of tires by wholesale distributors. The investment does not represent a significant influence in the company and accordingly is recorded at cost. Interest is paid annually on the debentures at a rate of 9%. The purchase of the debenture is a requirement of utilizing the purchasing services of the buying group. The debentures are redeemable at the option of the issuer at any time at an amount equal to the issue price plus any accrued interest. No changes in the investment occurred during the nine months ended September 30, 2012 and the current market value is unavailable.

6.	BANK INDEBTEDNESS

The company has an authorized line of credit in the amount of $30,000,000 (2011 - $25,000,000) renewed annually. The line of credit bears interest at bank prime rate plus 1.00%, is secured by a general security agreement, a general assignment of book debts, inventory, assignment of insurance and assignments and postponements by Fab Five Ltd., 1274942 Alberta Ltd. and 1279156 Alberta Inc.

The company is required to meet certain financial covenants under its lending agreement with the bank. The company is in compliance with these covenants.

7.	LONG TERM DEBT

	September 30, 2012	December 31, 2011
BDC loan, bearing interest at 14.7% per annum, payable in monthly payments of $50,000 plus interest, due May 15, 2014	$1,050,000	$1,500,000

Morguard Investments loan, bearing interest at 8% per annum, payable in monthly blended payments of $1,855, due November 1, 2018, secured by specific equipment with a net book value of $85,760	—	117,972

	1,050,000	1,617,972

Amounts payable within one year	(600,000)	(613,307)

	450,000	1,004,665

(continues)

TRIWEST TRADING (CANADA) LTD.

Notes to Financial Statements

(Unaudited)

7.	LONG TERM DEBT (continued)

Principal repayment terms are approximately:

2012 (remainder)	$150,000
2013	600,000
2014	300,000
2015	—
2016	—
Thereafter	—

$1,050,000

The BDC loan is secured by a general security agreement, an assignment and postponement of loans to the shareholder, personal guarantees from two directors for the full amount of the loan, an assignment of a life insurance policy on one of the directors and an assignment of all after acquired intangible and tangible assets relating to the company’s operations in the province of Quebec. The guarantees are provided without charge.

The company is required to meet certain financial covenants under its lending agreement with the BDC. The company was in compliance with these covenants.

The Morguard Investments loan was repaid in September 2012.

8.	DUE TO SHAREHOLDER

The amount due to shareholder bears interest at 12% per annum, has no fixed terms of repayment and is unsecured. The shareholder has agreed to provide twelve months written notice prior to calling the loan balance, and accordingly all has been classified as long term. During the nine months ended September 30, 2012 and 2011, interest was paid on the shareholder loan in the amount of $1,794,879 and $1,164,915, respectively.

9.	SHARE CAPITAL

Authorized:

Unlimited       Common voting shares

Unlimited       Non-voting, redeemable, retractable preferred shares

Issued		September 30, 2012	December 31, 2011
10,000	Common shares	$100	$100

TRIWEST TRADING (CANADA) LTD.

Notes to Financial Statements

(Unaudited)

10.	CONTINGENT LIABILITY

The bank provides letters of credit to guarantee the vendor payables for imported inventory. These letters of credit are limited to $4,000,000 and are secured by the same items listed in Note 6. As of September 30, 2012 the company has utilized $151,934.

11.	LEASE COMMITMENTS

The company has several long term operating leases with respect to its premises. The leases contain renewal options and provide for payment of utilities, property taxes and maintenance costs. Future minimum lease payments as at September 30, 2012 are as follows:

2012 ( remainder)	$959,339
2013	3,205,984
2014	2,994,877
2015	2,724,050
2016	1,860,622
Thereafter	3,572,070

$15,316,942

12.	RELATED PARTY TRANSACTIONS

Included in cost of sales for the nine months ended September 30, 2012 is $3,332,976 ($2,231,904.96 for the nine months ended September 30, 2011) of freight expense to a related company. Of this amount, $276,160 is included in accounts payable and accrued liabilities at September 30, 2012. This company is related by virtue of common shareholders. These transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

13.	SUBSEQUENT EVENTS

On November 20, 2012, the company’s term loan with BDC as described in Note 7 was paid in full. The principal outstanding on that date was $950,000 and bonus interest and early payout penalty paid in accordance with the terms of the loan was $839,807.

On November 30, 2012, the common shares of the company were purchased by ATD Acquisition Co. V Inc. (“Canada Acquisition”), a newly formed direct wholly-owned Canadian subsidiary of American Tire Distributors, Inc. (“ATDI”), a direct wholly-owned subsidiary of American Tire Distributors Holdings, Inc. (“Holdings”). Proceeds of the sale included repayment of all shareholder loans.

(continues)

TRIWEST TRADING (CANADA) LTD.

Notes to Financial Statements

(Unaudited)

13.	SUBSEQUENT EVENTS (continued)

In connection with the acquisition on November 30, 2012, Holdings amended and restated its credit facility (as amended and restated, the “Sixth Amended and Restated Credit Agreement”) in order to provide for borrowings under the agreement by Canada Acquisition (the “Canadian Tranche”). The Canadian Tranche provides for revolving loans available only to Canada Acquisition in an aggregate amount equal to $60.0 million, subject to a Canadian borrowing base. The maturity date for the Canadian Tranche is November 16, 2017 or March 1, 2017 as determined by the outstanding aggregate principal amount of ATDI’s Senior Secured Notes on March 1, 2017. Holdings is a guarantor of Canada Acquisition’s obligations under the Canadian Tranche.

On November 30, 2012 the company ended its distribution relationship with one of its suppliers and paid all obligations due to the supplier totaling approximately $4.8 million.